SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

The original Form 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Certificates, Series 2004-SP3)

Residential Asset Mortgage Products, Inc. (Exact name of registrant as specified in its charter)

             DELAWARE                  333-117232-10              41-1955181
 (State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
          Incorporation)                                     Identification No.)

-----------------------------------
    8400 Normandale Lake Blvd.                                     55437
            Suite 250                                            (Zip Code)
      Minneapolis, Minnesota
 (Address of Principal Executive
             Offices)


Registrant's telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.   Financial Statements Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits:

               10.1 Pooling and Servicing Agreement, dated as of October 1, 2004 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                   By:    /s/ Jeff Baines
                                   Name:  Jeff Baines
                                   Title: Vice President



Dated: November 26, 2004

                                  EXHIBIT INDEX


Exhibit    Item 601 (a) of        Sequentially
Number     Regulation S-K         Numbered
           Exhibit No.            Description

1          10                     Pooling   and    Servicing
                                  Agreement